                                                                 Exhibit 10.5.16
                                                             Name:  Mike Simmons


                                  SCHEDULE 1 TO
             CONSENT TO TRANSACTION, ELECTION AND POWER OF ATTORNEY



       BRIERBROOK PARTNERS,
            L.L.C.                          PERCENTAGE                    CASH
           OWNERSHIP                         OWNERSHIP                   AMOUNT
       --------------------                 ----------                  -------
            $50,000                            3.33%                    $65,000





                                            /s/   Michael Simmons
                                            -----------------------------------
                                            Name:   Michael Simmons

May 22, 2002
    --